The Torray Fund
Ticker: TORYX

Supplement dated January13, 2017 to:

Prospectus dated April 29, 2016

Effective January 1, 2017, the composition of the Manager’s portfolio management team servicing the Fund has changed As a result, the section entitled “Portfolio Managers” on page 3 of the Fund’s Prospectus is deleted and replaced with the following:

Portfolio Managers

Robert E. Torray is the Founder and Chairman of the Manager and founded the Manager’s predecessor in 1972. Shawn M. Hendon, Vice President with the Manager, serves as co-manager of the Fund along with Mr. Torray. Mr. Hendon previously served as the co-manager of the Fund with Mr. Torray from 2008-2012, and rejoined the Manager’s portfolio management team in the fourth quarter of 2016.

In addition, on page 4 of the Fund’s Prospectus, the first paragraph following the heading  “MORE INFORMATION ABOUT FUND MANAGEMENT” is deleted and replaced with the following:

The Fund’s investment manager is Torray LLC, 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814. Robert E. Torray is the Founder and Chairman of the Manager. Mr. Torray was also President of The Torray Corporation, a mutual fund manager that he founded in 1990, and the Chairman of Robert E. Torray & Co. Inc., a manager of large institutional portfolios that he founded on May 1, 1972. Each of these entities has been consolidated into the Manager. Today, the Manager offers investment management services to individuals, institutions and other investment companies. Shawn M. Hendon, Vice President with the Manager, serves as co-manager of the Fund with Mr. Torray, and they share the same responsibilities for the day-to-day management of the Fund’s investment portfolio.  Mr. Hendon is a critical member of the Manager’s research and portfolio management team. He previously served as co-manager of the Fund with Mr. Torray from 2008-2012, and rejoined the Manager’s portfolio management team in the fourth quarter of 2016.  Prior to joining Torray LLC in 2008, Mr. Hendon was co-founder and Partner of Rockledge Partners (from 2004 to 2007), and Managing Director and Portfolio Manager for Lockheed Martin Investment Management Company (from 1979 to 2003).  In 2012, he founded Harewood Partners, LLC, and has served as Managing Partner of that firm since its inception. Mr. Hendon received a BA degree from Georgetown University (1973), and an MBA from George Washington University (1976).   He also holds the designation of Chartered Financial Analyst. Additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at
1-800-626-9769.

This supplement should be retained with your Prospectus for future reference.